                                                                    EXHIBIT 99.3


                         UNITED STATES BANKRUPTCY COURT
                           DISTRICT OF MASSACHUSETTS
                                EASTERN DIVISION

IN RE: MMT OF TENNESSEE, INC.                             CASE NO.: 97-21386-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11

MONTHLY OPERATING REPORT FOR MONTH ENDING:                              4/30/98


COMES NOW, MMT OF TENNESSEE, INC., Debtor in Possession, and hereby its Monthly Operating Report for the period commencing 4/1/98 and ending 4/30/98 as shown by the report and exhibits consisting of 10 pages and containing the following, as indicated:

             X     Monthly Reporting Questionnaire (Attachment 1)
         ---------

             X     Comparative Balance Sheets (Forms OPR-1 and OPR-2)
         ---------

             X     Summary of Accounts Receivable (Form OPR-3)
         ---------

             X     Schedule of Post-Petition Liabilities (Form OPR-4)
         ---------

             X     Income Statement (Form OPR-5)
         ---------

             X     Statement of Sources and Uses of Cash (Form OPR-6)
         ---------


I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.


Date: 5/19/98                     DEBTOR-IN-POSSESSION

                                  By: /s/ F. Gordon Bitter
                                     -------------------------------------------
                                  Name & Title: F. Gordon Bitter, Vice President
                                                MMT of Tennessee, Inc.
                                                421 Currant Road
                                                Fall River, MA  02720
                                                Telephone: 508-324-6497

                         UNITED STATES BANKRUPTCY COURT
                       EASTERN DISTRICT OF MASSACHUSETTS


IN RE: MMT OF TENNESSEE, INC.                             CASE NO.: 97-21386-CJK
         DEBTOR                                           JUDGE: CAROL J. KENNER

                                                                      CHAPTER 11


                      NOTE TO THE MONTHLY OPERATING REPORT:


Consistent with the Debtor's historical accounting practices, this operating report accounts for all cash transfers among the Debtor and its affiliates and allocates some, but not all, of the expenses borne by one affiliate for the benefit of another or the others. In the absence of a decision for substantive consolidation, the Debtor will develop an appropriate allocation of expenses among the affiliated entities.

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-1


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 4/30/98


                                                 FILING        MONTH         MONTH          MONTH         MONTH         MONTH
                                                  DATE         ENDED         ENDED          ENDED         ENDED         ENDED
                                                 12/3/97      12/31/97      1/31/98        2/28/98       3/31/98       4/30/98
                                              ----------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS

Cash                                               66,358     1,007,375     2,277,256     1,077,633     1,212,651     1,206,564
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)          6,494,603     6,876,561     6,001,822     6,051,677     6,624,034     7,385,716
Less: allowance for doubtful accounts            (150,000)     (150,000)     (150,000)     (150,000)     (150,000)     (150,000)
Accounts Receivable-Other                         291,141       156,625       207,867       693,516       692,222     1,203,183
Inventory, at cost                              1,610,203     1,167,014     1,148,718     1,120,419     1,369,641     1,237,485
Prepaid expenses                                   30,357       155,838       145,218       128,915       107,515        97,109
Deposits                                           57,500        57,500        76,925        79,120        81,446        81,446
Other:

         Restricted Cash Collateral Deposits      215,520       215,520       215,520       215,520       215,520       215,520


                                              ----------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                            8,615,682     9,486,433     9,923,326     9,216,800    10,153,029    11,277,023
                                              ----------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST         61,645,241    61,716,593    61,880,581    62,238,580    62,407,138    62,689,022
Less: Accumulated Depreciation                 (2,104,309)   (2,281,673)   (2,598,650)   (2,915,627)   (3,240,046)   (3,557,383)

                                              ----------------------------------------------------------------------------------
NET PROPERTY, PLANT AND EQUIPMENT              59,540,932    59,434,920    59,281,931    59,322,953    59,167,092    59,131,639
                                              ----------------------------------------------------------------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
         10% OF "TOTAL ASSETS")
         Intangible Assets                     12,508,628    12,508,628    12,508,630    12,508,629    12,508,629    12,508,630
         Less: Accumulated Amortization        (2,344,293)   (2,509,114)   (2,665,588)   (2,822,059)   (2,978,531)   (3,135,004)

                                              ----------------------------------------------------------------------------------
TOTAL OTHER ASSETS                             10,164,335     9,999,514     9,843,042     9,686,570     9,530,098     9,373,626
                                              ----------------------------------------------------------------------------------

TOTAL ASSETS                                   78,320,949    78,920,867    79,048,299    78,226,323    78,850,219    79,782,288
                                              ==================================================================================

                                                  MONTH        MONTH
                                                  ENDED        ENDED

                                              --------------------------
ASSETS

CURRENT ASSETS

Cash
Other negotiable instruments (i.e.  CD's,
         Treasury Bills, Etc.)
Accounts Receivable-Trade, Net (OPR-3)
Less: allowance for doubtful accounts
Accounts Receivable-Other
Inventory, at cost
Prepaid expenses
Deposits
Other:



         Restricted Cash Collateral Deposits


                                              --------------------------
TOTAL CURRENT ASSETS                                      0            0
                                              --------------------------

PROPERTY, PLANT AND EQUIPMENT, AT COST
Less: Accumulated Depreciation

                                              --------------------------
NET PROPERTY, PLANT AND EQUIPMENT                         0            0
                                              --------------------------

OTHER ASSETS (ITEMIZED IF VALUE EXCEEDS
         10% OF "TOTAL ASSETS")
         Intangible Assets
         Less: Accumulated Amortization

                                              --------------------------
TOTAL OTHER ASSETS                                        0            0
                                              --------------------------

TOTAL ASSETS                                              0            0
                                              ==========================

                           COMPARATIVE BALANCE SHEETS                 FORM OPR-2


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 4/30/98

                                                        FILING        MONTH          MONTH         MONTH         MONTH
                                                         DATE         ENDED          ENDED         ENDED         ENDED
                                                        12/3/97      12/31/97       1/31/98       2/28/98       3/31/98
                                                      --------------------------------------------------------------------
LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash
         transfers in Post Petition Operations                        1,209,386     2,137,381     1,765,503     2,973,763
Unsecured Debt-Obligations incurred in Post Petition
         Operations (See Form OPR-4)                                     35,238       306,240     2,851,654     2,945,864

                                                      --------------------------------------------------------------------
TOTAL POST PETITION LIABILITIES                                 0     1,244,624     2,443,621     4,617,157     5,919,627

PRE PETITION INTERCOMPANY LIABILITIES                  90,708,931    90,708,931    90,708,931    90,708,931    90,708,931
DEFERRED REVENUE/DEFERRED INCOME                        1,226,727     1,280,885     1,048,733     1,056,514     1,056,514
TOTAL OTHER PRE PETITION LIABILITIES                    2,666,165     2,274,081     2,274,081       294,367       285,142
                                                      --------------------------------------------------------------------

TOTAL LIABILITIES                                      94,601,823    95,508,521    96,475,366    96,676,969    97,970,214
                                                      --------------------------------------------------------------------

SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock
Common Stock                                                   10            10            10            10            10
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings
         Through Filing Date                          (16,280,884)  (16,280,884)  (16,280,884)  (16,280,884)  (16,280,884)
         Post Filing Date                                (306,780)   (1,146,193)   (2,169,772)   (2,839,121)   (3,489,783)

                                                      --------------------------------------------------------------------
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                  (16,280,874)  (16,587,654)  (17,427,067)  (18,450,646)  (19,119,995)
                                                      --------------------------------------------------------------------

TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY             78,320,949    78,920,867    79,048,299    78,226,323    78,850,219
                                                      ====================================================================

                                                           MONTH         MONTH        MONTH
                                                           ENDED         ENDED        ENDED
                                                          4/30/98
                                                      ----------------------------------------

LIABILITIES

POST PETITION LIABILITIES

Secured Debt (See Form OPR-4)
Unsecured Debt-Intercompany Obligations due to cash       4,181,934
         transfers in Post Petition Operations
Unsecured Debt-Obligations incurred in Post Petition      3,063,958
         Operations (See Form OPR-4)
                                                      ----------------------------------------
                                                          7,245,892             0            0
TOTAL POST PETITION LIABILITIES
                                                         90,708,931
PRE PETITION INTERCOMPANY LIABILITIES                     1,459,677
DEFERRED REVENUE/DEFERRED INCOME                            138,445
TOTAL OTHER PRE PETITION LIABILITIES                  ----------------------------------------

                                                         99,552,945             0            0
TOTAL LIABILITIES                                     ----------------------------------------


SHAREHOLDERS' EQUITY (DEFICIT)

Preferred Stock                                                  10
Common Stock
Paid in Capital
Valuation Allowance
Dividends Paid
Treasury Stock
Deferred Compensation
Retained Earnings                                       (16,280,884)
         Through Filing Date
         Post Filing Date
                                                      ----------------------------------------
                                                        (19,770,657)            0            0
TOTAL SHAREHOLDERS' EQUITY (DEFICIT)                  ----------------------------------------

                                                         79,782,288             0            0
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY            ========================================

                         SUMMARY OF ACCOUNTS RECEIVABLE               FORM OPR-3


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK

                                                            MONTH ENDED: 4/30/98


                                                                           0-30        31-60        61-90         OVER
                                                               TOTAL       DAYS        DAYS         DAYS         90 DAYS
                                                             ------------------------------------------------------------
DATE OF FILING: 12/3/97                                      6,494,603   3,298,967     877,780      755,577     1,562,279
                Allowance for doubtful accounts               (150,000)                                          (150,000)
                                                             ------------------------------------------------------------
                                                             6,344,603   3,298,967     877,780      755,577     1,412,279
                                                             ============================================================

MONTH:          12/31/97                                     6,876,561   1,785,407   2,792,314      519,172     1,779,668
                Allowance for doubtful accounts               (150,000)                                          (150,000)
                                                             ------------------------------------------------------------
                                                             6,726,561   1,785,407   2,792,314      519,172     1,629,668
                                                             ============================================================

MONTH:          1/31/98                                      6,001,822   1,290,680   1,267,373    1,458,561     1,985,208
                Allowance for doubtful accounts               (150,000)                                          (150,000)
                                                             ------------------------------------------------------------
                                                             5,851,822   1,290,680   1,267,373    1,458,561     1,835,208
                                                             ============================================================

MONTH:          2/28/98                                      6,051,677   1,308,292   1,019,381      572,967     3,151,037
                Allowance for doubtful accounts               (150,000)                                          (150,000)
                                                             ------------------------------------------------------------
                                                             5,901,677   1,308,292   1,019,381      572,967     3,001,037
                                                             ============================================================

MONTH:          3/31/98                                      6,624,034   2,568,080   1,505,814      345,094     2,205,046
                Allowance for doubtful accounts                      0
                                                             ------------------------------------------------------------
                                                             6,624,034   2,568,080   1,505,814      345,094     2,205,046
                                                             ============================================================

MONTH:          4/30/98                                      7,385,716   3,155,026     851,867      791,510     2,587,313
                Allowance for doubtful accounts                      0
                                                             ------------------------------------------------------------
                                                             7,385,716   3,155,026     851,867      791,510     2,587,313
                                                             ============================================================

MONTH:
                Allowance for doubtful accounts
                                                             ------------------------------------------------------------
                                                                     0           0           0            0             0
                                                             ============================================================

                      SCHEDULE OF POST PETITION LIABILITIES           FORM OPR-4


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 4/30/98


                                                            DATE     DATE     TOTAL       0-30        31-60       61-90      OVER
                                                          INCURRED   DUE       DUE        DAYS        DAYS        DAYS      90 DAYS
                                                          --------------------------------------------------------------------------
TAXES PAYABLE
         Federal Income Taxes                                                    NONE
         FICA-Employer's Share                                                   NONE
         FICA-Employee's Share                                                   NONE
         Unemployment Tax                                                        NONE
         State Sales & Use Tax                                                   NONE
         State __________ Tax                                                    NONE
         Personal Property Tax                                                   NONE

                                                                            --------------------------------------------------------
TOTAL TAXES PAYABLE                                                                 0           0           0           0          0
                                                                            --------------------------------------------------------

POST PETITION SECURED DEBT
DIP FINANCING


ACCRUED INTEREST PAYABLE


                                                                            --------------------------------------------------------
TOTAL POST PETITION SECURED DEBT                                                    0           0           0           0          0
                                                                            --------------------------------------------------------


POST PETITION UNSECURED DEBT
TRADE ACCOUNTS PAYABLE & OTHER:
         Trade Accounts Payable (see attached schedules)
         Payroll withholdings
         Accrued Payroll
         Accrued expenses-Estimated liability incurred,                     3,063,958
           but not invoiced as of the end of the period

                                                                            --------------------------------------------------------
TOTAL TRADE ACCOUNTS PAYABLE & OTHER                                        3,063,958           0           0           0          0
                                                                            --------------------------------------------------------

TOTAL ALL POST PETITION LIABILITIES                                         3,063,958           0           0           0          0
                                                                            ========================================================

                                INCOME STATEMENT                      FORM OPR-5


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 4/30/98


                                                                 PRE         POST          MONTH         MONTH         MONTH
                                                               PETITION     PETITION       ENDED         ENDED         ENDED
                                                                12/3/97     12/31/97      1/31/98       2/28/98       3/31/98
                                                              ------------------------------------------------------------------
NET REVENUE (INCOME)                                                        2,232,158     1,797,407     2,069,601     2,205,371
                                                              ------------------------------------------------------------------
COST OF GOODS SOLD
         Salaries & wages                                                     521,313       485,588       383,435       527,591
         Less:  Salaries & wages capitalized in fixed assets                               (121,795)     (120,000)
         Benefits                                                              72,866        91,573       106,745        85,236
         Bad debt expense                                                      18,625
         Cost of goods sold
         Decontamination & disposal                                             7,870         7,870         7,870         7,870
         Disposal costs-secondary wastes                                         (378)      205,018       431,112       522,653
         Financing costs
         Insurance                                                              9,905        20,331        20,331        20,331
         Legal services
         Materials                                                            752,418       795,840       709,052       547,077
         Office expense & supplies                                                           28,331        12,759         2,792
         Other                                                                  5,866                       1,064         1,878
         Outside services                                                     444,939       299,525       498,275
         Professional services                                                126,443       159,132       284,046       386,411
         Rent-equipment                                                        31,509        37,565        45,179        39,401
         Rent-office/buildings                                                  4,649        10,000         5,000
         Supplies-processing                                                   18,515        15,755
         Taxes                                                                  8,000        17,119         8,000        10,393
         Telephone                                                             10,724        11,773         2,000           260
         Transportation                                                       107,117        73,218       165,645       128,791
         Travel & entertainment                                                22,923        21,054        24,819        48,515
         Utilities                                                             33,512         5,474        34,099        64,629

                                                              ------------------------------------------------------------------
TOTAL COST OF GOODS SOLD                                               0    2,196,816     2,163,371     2,619,431     2,393,828
                                                              ------------------------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
         TAXES, OR EXTRAORDINARY EXPENSES                              0       35,342      (365,964)     (549,830)     (188,457)
                                                              ------------------------------------------------------------------

INTEREST EXPENSE                                                                                               50
DEPRECIATION AND AMORTIZATION                                                 342,185       473,449       473,449       480,892
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE                                                                                        250
OTHER (INCOME) EXPENSE                                                            (63)
(GAIN) LOSS ON SALE OF ASSETS
                                                              ------------------------------------------------------------------

NET INCOME (LOSS)                                                      0     (306,780)     (839,413)   (1,023,579)     (669,349)
                                                              ==================================================================

                                                                   MONTH         MONTH        MONTH        MONTH
                                                                   ENDED         ENDED        ENDED        ENDED
                                                                  4/30/98
                                                              -----------------------------------------------------
NET REVENUE (INCOME)                                              2,721,396
                                                              -----------------------------------------------------
COST OF GOODS SOLD
         Salaries & wages                                           490,006
         Less:  Salaries & wages capitalized in fixed assets
         Benefits                                                   100,378
         Bad debt expense
         Cost of goods sold
         Decontamination & disposal                                   7,870
         Disposal costs-secondary wastes                             26,866
         Financing costs
         Insurance                                                   20,331
         Legal services
         Materials                                                  905,582
         Office expense & supplies                                   (1,278)
         Other                                                          353
         Outside services                                           745,567
         Professional services                                      330,022
         Rent-equipment                                              30,622
         Rent-office/buildings                                       10,000
         Supplies-processing
         Taxes                                                       18,768
         Telephone                                                    1,529
         Transportation                                             138,760
         Travel & entertainment                                      37,894
         Utilities                                                   34,880

                                                              -----------------------------------------------------
TOTAL COST OF GOODS SOLD                                          2,898,150             0            0            0
                                                              -----------------------------------------------------

INCOME BEFORE INTEREST, DEPRECIATION,
         TAXES, OR EXTRAORDINARY EXPENSES                          (176,754)            0            0            0
                                                              -----------------------------------------------------

INTEREST EXPENSE                                                        100
DEPRECIATION AND AMORTIZATION                                       473,808
INCOME TAX EXPENSE (BENEFIT)
REORGANIZATION EXPENSE
OTHER (INCOME) EXPENSE
(GAIN) LOSS ON SALE OF ASSETS
                                                              -----------------------------------------------------

NET INCOME (LOSS)                                                  (650,662)            0            0           0
                                                              =====================================================

                      STATEMENT OF SOURCES AND USES OF CASH           FORM OPR-6


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 4/30/98

                                                                                        TOTAL        TOTAL         TOTAL
                                                            PRE          POST           MONTH        MONTH         MONTH
                                                          PETITION      PETITION        ENDED        ENDED         ENDED
                                                          12/1-12/2    12/3-12/31     12/31/97      1/31/98       2/28/98
                                                         ----------    ----------    ----------    ----------    ----------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                                      (306,780)     (306,780)     (839,413)   (1,023,579)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                                      342,185       342,185       473,449       473,449
         Decrease (Increase)-Accounts Receivable                         (247,442)     (247,442)      823,497      (535,504)
         Decrease (Increase)-Inventories                                  443,189       443,189        18,296        28,299
         Decrease (Increase)-Prepaid Expenses                            (125,481)     (125,481)       10,620        16,303
         Decrease (Increase)-Other Assets                                       0             0       (19,427)       (2,194)
         Increase (Decrease)-Pre Petition Liabilities                    (392,084)     (392,084)            0    (1,979,714)
         Increase (Decrease)-Deferred revenue                              54,158        54,158      (232,150)        7,780
         Increase (Decrease)-Post Petition Liabilities                  1,244,624     1,244,624     1,198,997     2,173,536
                                                         ----------    ----------    ----------    ----------    ----------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES                  0     1,012,369     1,012,369     1,433,869      (841,624)
                                                         ----------    ----------    ----------    ----------    ----------

CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                             (71,352)      (71,352)     (163,988)     (357,999)
         Sale of Net Fixed Assets
                                                         ----------    ----------    ----------    ----------    ----------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES                  0       (71,352)      (71,352)     (163,988)     (357,999)
                                                         ----------    ----------    ----------    ----------    ----------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                                  0             0             0             0
         Increase (Decrease)-Shareholder Valuations                             0             0             0             0

         Purchase of Treasury Stock-Preferred Shares
                                                         ----------    ----------    ----------    ----------    ----------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                  0             0             0             0             0
                                                         ----------    ----------    ----------    ----------    ----------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS              0       941,017       941,017     1,269,881    (1,199,623)

Cash and Cash Equivalents at Beginning of Period                           66,358        66,358     1,007,375     2,277,256
                                                         ----------    ----------    ----------    ----------    ----------


Cash and Cash Equivalents at End of Period                        0     1,007,375     1,007,375     2,277,256     1,077,633
                                                         ==========    ==========    ==========    ==========    ==========

                                                              TOTAL
                                                              MONTH         MONTH         MONTH
                                                              ENDED         ENDED         ENDED
                                                             3/31/98       4/30/98
                                                            ----------    ----------    ---------
CASH FLOWS-OPERATING ACTIVITIES:

Net Earnings (Loss)                                           (669,349)     (650,662)

Adjustments to Reconcile Net Earnings to
Net Cash Provided (Used) by Operating Activities:
         Depreciation & Amortization                           480,892       473,808
         Decrease (Increase)-Accounts Receivable              (571,063)   (1,272,643)
         Decrease (Increase)-Inventories                      (249,222)      132,156
         Decrease (Increase)-Prepaid Expenses                   21,400        10,406
         Decrease (Increase)-Other Assets                       (2,326)            2
         Increase (Decrease)-Pre Petition Liabilities           (9,225)     (146,697)
         Increase (Decrease)-Deferred revenue                       (1)      403,162
         Increase (Decrease)-Post Petition Liabilities       1,302,470     1,326,265
                                                            ----------    ----------    ---------
NET CASH PROVIDED (USED) BY OPERATING ACTIVITIES               303,576       275,797            0
                                                            ----------    ----------    ---------

CASH FLOWS USED IN INVESTING ACTIVITIES
         Capital Expenditures                                 (168,558)     (281,884)
         Sale of Net Fixed Assets
                                                            ----------    ----------    ---------
NET CASH PROVIDED (USED) IN INVESTING ACTIVITIES              (168,558)     (281,884)           0
                                                            ----------    ----------    ---------


CASH FLOWS FROM FINANCING ACTIVITIES:
         Increase (Decrease)-Morgens Waterfall                       0             0
         Increase (Decrease)-Shareholder Valuations                  0             0

         Purchase of Treasury Stock-Preferred Shares
                                                            ----------    ----------    ---------
NET CASH PROVIDED (USED) IN FINANCING ACTIVITIES                     0             0            0
                                                            ----------    ----------    ---------

NET INCREASE (DECREASE) IN CASH AND CASH EQUIVALENTS           135,018        (6,087)           0

Cash and Cash Equivalents at Beginning of Period             1,077,633     1,212,651    1,206,564
                                                            ----------    ----------    ---------


Cash and Cash Equivalents at End of Period                   1,212,651     1,206,564    1,206,564
                                                            ==========    ==========    =========

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


                                                            MONTH ENDED: 4/30/98

                                                                          PAGE 1


1. PAYROLL

         State the amount of all executive wages paid and taxes withheld and paid.

         NAME AND TITLE OF                                                      DATE         WAGES PAID              TAXES WITHHELD
         EXECUTIVE                                                              PAID     GROSS          NET        DUE          PAID
         -----------------                                                      ----------------------------------------------------
         THE FOLLOWING OFFICERS OF THIS DEBTOR ARE EMPLOYEES AND OFFICERS OF
         MOLTEN METAL TECHNOLOGY, INC. ("MMT"). THESE OFFICERS DO NOT RECEIVE
         COMPENSATION FROM THIS DEBTOR, BUT ARE COMPENSATED MMT, WHICH HAS
         DISCLOSED SUCH COMPENSATION IN ITS MONTHLY OPERATING REPORT (CASE
         NUMBER 97-21385-CJK).

         F. Gordon Bitter, CEO & CFO, Director
         Ethan E. Jacks, VP, General Counsel, Secretary
         Elliot J. Mark, Assistant Secretary
         Charles W. Shaver, President & COO, Director
         Willis Wang, Assistant Secretary
         H. W. Arrowsmith, VP Nuclear Sales & Marketing

                                                                                        --------------------------------------------

         TOTAL EXECUTIVE PAYROLL                                                             0            0          0            0
                                                                                        ============================================


2. INSURANCE

         Is Workers' Compensation and other insurance in effect?           Yes
                                                                         -------
         Are payments current?                                             Yes
                                                                         -------

         If any policy has lapsed, been replaced or renewed, state so in the schedule below. Attach a copy of the new policy's binder or coverage page.

                                                                                                              DATE
                                                COVERAGE        POLICY        EXPIRATION      PREMIUM       COVERAGE
TYPE              CARRIER NAME                   AMOUNT         NUMBER           DATE          AMOUNT      PAID THRU
--------------------------------------------------------------------------------------------------------------------


                  SEE ATTACHED INSURANCE EXPIRATION CERTIFICATE

                                   CHAPTER 11                       ATTACHMENT 1
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME:   MMT OF TENNESSEE, INC.
CASE NUMBER: 97-21386-CJK


3. BANK ACCOUNTS

                                         TENNESSEE    TENNESSEE     TENNESSEE
                                         OPERATING     PAYROLL       PAYROLL           TOTAL            TOTAL
                                        ----------------------------------------    -----------      -----------
BANK NAME                               U.S. TRUST    U.S. TRUST    NATIONSBANK

ACCOUNT NUMBER                           110937851    1100937869     3001270846


BEGINNING BOOK BALANCE                   1,195,150             0         17,501       1,212,651

PLUS:    Deposits-Collections of A/R     1,733,378                                    1,733,378
         Other Receipts
         Loan Advances

LESS:    Disbursements                      (3,318)
         Payroll                                                       (604,465)       (604,465)
         Returned Checks
         Loan Repayments                                                                      0

OTHER:   Adjustments                    (1,750,000)                     615,000      (1,135,000)
         Transfers In (Out)                                                                   0

                                        ----------------------------------------    -----------
ENDING BOOK BALANCE                      1,175,210             0         28,036       1,206,564
                                        ========================================    ===========

4. POST PETITION PAYMENTS TO PROFESSIONALS AND ON PRE PETITION DEBTS

         List any post petition payments to professional and payments on Pre-petition debts in the schedule below.

         Payments To/On                                  Amount     Date     Check #
         --------------------------                      ---------------------------
         PROFESSIONALS (ATTORNEYS, ACCOUNTANTS, ETC.):


                                                           NONE



                                                         ------
                                                              0
                                                         ======

         PRE-PETITION DEBTS

                                                           NONE



                                                         ------
         TOTAL PAYMENTS OF PRE-PETITION DEBTS                 0
                                                         ======

                         INSURANCE EXPIRATION STATEMENT                Exhibit D


                                              INSURANCE    COVERAGE    POLICY   EXPIRATION    PREMIUM    COVERAGE
CARRIER NAME AND ADDRESS       TYPE             AGENT       AMOUNT     NUMBER      DATE       AMOUNT     PAID THRU
------------------------------------------------------------------------------------------------------------------

         SEE ATTACHED




         I declare under penalty of perjury that the information provided on the attachments hereto is true and correct to the best of my knowledge and belief.


         Date: 5/19/98
              -----------------


                                        Molten Metal Technology, Inc.


                                        By: /s/ F. Gordon Bitter
                                           __________________________
                                           F. Gordon Bitter
                                           Chief Executive Officer

                                        MMT of Tennessee, Inc.


                                        By: /s/ F. Gordon Bitter
                                           __________________________
                                           F. Gordon Bitter
                                           Vice President

                                        M4 Environmental, L.P..


                                        By: /s/ F. Gordon Bitter
                                           __________________________
                                           M4 Environmental Management, Inc.
                                           General Partner

                                        By: /s/ F. Gordon Bitter
                                           __________________________
                                           F. Gordon Bitter
                                           Vice President

                                        MMT Federal Holdings, Inc.


                                        By: /s/ F. Gordon Bitter
                                           __________________________
                                           F. Gordon Bitter
                                           Vice President

                   Molten Metal Technology Insurance Schedule
                                    Exhibit A


=============================================================================================================================
     CARRIER NAME & ADDRESS                     TYPE                              BROKER           LIMITS        POLICY
                                                                                                                 NUMBER
=============================================================================================================================
Commerce & Industry Insurance Co.      General Liability                           Aon          $  1,000,000   340-94-76
70 Pine Street                         Automobile Liability                        Aon          $  1,000,000   766-56-11
New York, NY   10270                   Excess Liability - 1st layer                Aon          $ 20,000,000   606-23-31
                                                                                               excess of $1M

New Hampshire Insurance Co.            Workers Compensation                        Aon             Statutory   WC588-59-75
70 Pine Street                         Workers Compensation - CA                   Aon             Statutory   WC588-59-77
New York NY  10270                     Employers' Liability                        Aon          $  1,000,000   WC588-59-75
                                                                                                               and -77[CA]

American International Specialty Line  Pollution Liability - MA/TN                 Aon          $  3,000,000   8199951
   Insurance Co.                       Pollution Liability - TX                    Aon          $  1,000,000   8199950
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company       Fidelity                                    Aon          $    500,000   751-118812-98
P.O. Box 91394                         Fiduciary                                   Aon          $  2,000,000   751-118834-98
Chicago, IL   60693

Executive Risk Indemnity Company       Directors & Officers Liability              Aon          $ 10,000,000   751-091628-98
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                Foreign Liability                           Aon          $  1,000,000   PST 00 9648288
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.         Property                                    Aon          ############   CC626
Allendale Park                                                                                       Blanket
Johnston, RI  02919

American Nuclear Insurers              Nuclear All Risk Property                   J&H/M&M      $ 45,000,000   98262
Town Center                            Nuclear Liability Facility Form - TN        J&H/M&M      $ 50,000,000   NF-0338
29 South Main Street                   Master Worker Certificate - TN              J&H/M&M      ############   NW-0235
West Hartford, CT 06107                                                                           Shared Agg.

===================================================================================
     CARRIER NAME & ADDRESS                EXPIRATION   PREMIUM              PAID
                                              DATE                           THRU
===================================================================================
Commerce & Industry Insurance Co.            12/3/98   $  53,000            Current
70 Pine Street                               12/3/98   $   3,540            Current
New York, NY   10270                         12/3/98   $  43,185            Current


New Hampshire Insurance Co.                  12/3/98   $ 111,250            Current
70 Pine Street                               12/3/98   $     753            Current
New York NY  10270                           12/3/98       inclu.           Current


American International Specialty Line        12/3/98   $  28,342            Current
   Insurance Co.                             12/3/98   $  16,919            Current
70 Pine Street
New York NY  10270


Executive Risk Indemnity Company              5/9/99   $   6,000            Current
P.O. Box 91394                                5/9/99   $   6,000            Current
Chicago, IL   60693

Executive Risk Indemnity Company             1/19/99   $ 350,000            Current
P.O. Box 91394
Chicago, IL   60693

CNA Insurance Companies                       2/1/99   $   2,000            Current
180 Maiden Lane
New York, NY  10038

Allendale Mutual Insurance Co.               12/2/99   $ 170,000            Current
Allendale Park
Johnston, RI  02919

American Nuclear Insurers                     1/1/99   $  97,500            Current
Town Center                                 12/31/98   $ 124,215            Current
29 South Main Street                        12/31/98   $     550        Not yet invoiced
West Hartford, CT 06107

=============================================================================================================================
     CARRIER NAME & ADDRESS                     TYPE                              BROKER           LIMITS        POLICY
                                                                                                                 NUMBER
=============================================================================================================================
                                       Nuclear Supplier's & Transp.                J&H/M&M      $ 15,000,000   NS-0539
                                       Nuclear Liability Facility Form - SC        J&H/M&M      $ 10,000,000   NF-0329
                                       Nuclear Foreign Supplier's & Transp.        J&H/M&M      $ 10,000,000   TBD
                                       Master Worker Certificate - SC              J&H/M&M      ############   NW-0237
                                                                                                  Shared Agg.
                                       Nuclear Facility Liability - Comm. Park     J&H/M&M      $ 10,000,000   NF-0337
                                       Master Worker Certificate - Comm. Park      J&H/M&M      ############   NW-0234
                                                                                                  Shared Agg.

American International Specialty       Pollution Legal and Closure/Post Closure    J&H/M&M      $  3,000,000   8183013
   Lines Ins. Co.                                                                            Pollution Legal
Harborside Financial Center                                                                     $  3,400,000
401 Plaza 3                                                                                          Closure
Jersey City, NJ   07311

===================================================================================
     CARRIER NAME & ADDRESS                EXPIRATION   PREMIUM              PAID
                                              DATE                           THRU
===================================================================================
                                            12/31/98   $   8,670            Current
                                            12/31/98   $  13,590            Current
                                            12/31/98         TBD     Based on Foreign Sales
                                            12/31/98   $     550       Not yet invoiced

                                            12/31/98   $  39,568            Current
                                            12/31/98   $     550       Not yet invoiced


American International Specialty            10/15/00   $  94,400            Current
   Lines Ins. Co.                        Poll. Legal
Harborside Financial Center                  12/7/00   $ 425,000            Current
401 Plaza 3                                  Closure
Jersey City, NJ   07311

Note: The premium for the Pollution Legal/Closure policy (AISLIC no. 8183013) is billed in 5 annual installments of $19,280 (Pollution Legal) and $85,000 (Closure). To date, the first three installments are paid in full. The remaining installments come due on the anniversary date. Thus, the remaining installments for 12/15/98 and 1999 for Pollution and for 1/4/99 and 2000 for Closure, are unbilled and unpaid.

                   Molten Metal Technology Insurance Schedule
                                    Exhibit A


====================================================================================================================================
        CARRIER NAME & ADDRESS                    TYPE                       CO     LIMITS   EXPIRATION     PREMIUM         PAID
                                                                           ENTITY               DATE                        THRU
====================================================================================================================================
Blue Cross & Blue Shield of RI       Full Coverage Medical                  MMT              4/1-4/30/98    $10,622        Current
PO Box 1057
Providence, RI
02901-1057

Delta Dental Plan                    Self Funded Dental                     MMT              4/1-4/30/98       None        Current
PO Box 5-0198                                                                                                              Current
Woburn, MA 01815-0198                                                                                                      Current


Fortis Benefits Insurance Co.        Employee Funded-Supplemental Life      MMT              4/1-4/30/98    $ 1,968        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Benefits Insurance Co.        Employee Funded-Supplemental Life      MMT TN           4/1-4/30/98    $ 1,185        Current
PO Box 27-644-1
Kansas City, MO 64180-0644


Fortis Self Funded Admin Services    Medical Stop Loss and Life Insurance   MMT              4/1-4/30/98    $10,960        Current
10159 Wayzata Boulevard              Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services    Medical Stop Loss and Life Insurance   MMT TN           4/1-4/30/98    $ 8,231        Current
10159 Wayzata Boulevard              Premiums
Minnetonka, MN 55305


Fortis Self Funded Admin Services    Self Funded Medical Claims             MMT &            4/1-4/30/98    $50,000        Current
10159 Wayzata Boulevard                                                     MMT TN
Minnetonka, MN 55305


UNUM Life Insurance                  Employee Funded Long Term Disability   MMT              4/1-4/30/98    $ 1,951        Current

====================================================================================================================================
        CARRIER NAME & ADDRESS                    TYPE                       CO     LIMITS   EXPIRATION     PREMIUM         PAID
                                                                           ENTITY               DATE                        THRU
====================================================================================================================================
PO Box 7777-W0050
Philadelphia, PA
19175-0050


UNUM Life Insurance                  Short Term Disability                  MMT              4/1-4/30/98    $ 2,110        Current
2211 Congress Street
Portland, ME 04122